Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K which is being filed by SteelCloud, Inc. for the fiscal year ended October 31, 2009, we, Brian H. Hajost, as Chief Executive Officer and President and Steven Snyder as Principal Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.             the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of SteelCloud, Inc.

/s/ Brian H. Hajost
Brian H. Hajost, Chief Executive Officer and President
Date: February 5, 2010

/s/ Steven Snyder
Steven Snyder, Principal Financial Officer
Date: February 5, 2010